Exhibit 99.1
GoHealth Reports Fourth Quarter and Fiscal 2023 Results

CHICAGO, March 14, 2024 — GoHealth, Inc. (NASDAQ: GOCO) (“GoHealth” or the “Company”), a leading health insurance marketplace and Medicare-focused digital health company, today announced unaudited financial results for the fourth quarter and year ended December 31, 2023.

•The Company generated $109.1 million of cash flow from operations in 2023, a substantial 79.2% improvement compared to $60.9 million in the prior year period.

•The percentage of revenue earned from non-agency sales in the fourth quarter was 60% of Medicare revenue, compared to 26% in 2022. This shift to non-agency operating model continues to drive cash generation.

•Fourth quarter 2023 net revenues were $276.7 million, compared to $69.4 million in the prior year period. Full year 2023 net revenues were $734.7 million, compared to $631.7 million in 2022.

•Fourth quarter 2023 net loss was $2.3 million and Adjusted EBITDA1 was $57.0 million, improvements of 98.5% and 160.1%, respectively, compared to the prior year period. Full year 2023 net loss of $151.3 million and Adjusted EBITDA1 of $75.1 million were improvements of 59.8% and 157.9%, respectively, compared to the prior year period.

•As a result of the improved performance of the Company and focus on higher quality submissions, there was no Lookback adjustment recorded in 2023. The Company recorded lookback adjustments in 2022 that are detailed in the tables below.

•GoHealth assisted over two million Medicare consumers assess their benefit options in 2023.

"As we reflect on our achievements this past year, our consumer-centric focus shifted from enrollment to engagement, with trust at its core. Our innovative PlanFit CheckUp program is a prime example of our commitment to the consumer and a driver of our 2023 results. By prioritizing the real needs of Medicare consumers, we continue to enhance consumer trust and set a new standard for industry practices, said Vijay Kotte, CEO of GoHealth. “Our approach underscores our mission to transform the consumer healthcare journey, ensuring every action we take is aligned with our core values of transparency, trust, and integrity,” continued Kotte.

“In 2023, GoHealth did right by the consumer while staying true to our values as a company and effectively managing our cash. Our results showcase a meaningful year over year increase in profitability and significant improvement in our operating cash flow, highlighting the effectiveness of our strategic initiatives and the unwavering commitment of our team," said Jason Schulz, CFO of GoHealth.

(1) Adjusted EBITDA is a non-GAAP measure. For a definition of Adjusted EBITDA and a reconciliation to the most comparable GAAP measure, please see below.

Conference Call Details

The Company will host a conference call today, Thursday, March 14, 2024 at 8:00 a.m. (ET) to discuss its financial results. A live audio webcast of the conference call will be available via GoHealth's Investor Relations website, https://investors.gohealth.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call.

About GoHealth, Inc.:

GoHealth is a leading health insurance marketplace and Medicare-focused digital health company whose purpose is to compassionately ensure consumers’ peace of mind when making healthcare decisions so they can focus on living life. For many of these consumers, enrolling in a health insurance plan is confusing and difficult, and seemingly small differences between health plans may lead to significant out-of-pocket costs or lack of access to critical providers and medicines. GoHealth’s proprietary technology platform leverages modern machine-learning algorithms, powered by over two decades of insurance purchasing behavior, to reimagine the process of matching a health plan to a consumer’s specific needs. Its unbiased, technology-driven marketplace coupled with highly skilled licensed agents has facilitated the enrollment of millions of consumers in Medicare plans since GoHealth’s inception. For more information, visit https://www.gohealth.com.

Investor Relations:
John Shave
JShave@gohealth.com

Media Relations:
Pressinquiries@gohealth.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, future capital expenditures and debt service obligations are forward-looking statements.
In some cases, you can identify forward-looking statements by terms, such as “may,” “will,” “should,” “aim,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “strive”, “future,” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements speak only as of the date of this press release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to the following: the marketing and sale of Medicare plans are subject to numerous, complex and frequently changing laws, regulations and guidelines; our operating results have been, and may continue to be, adversely impacted by factors that impact our estimate of LTV (as defined below); our gradual expansion of the Encompass Solution may not be as successful as we expect; our business may be harmed if we lose our relationships with health plan partners or if our relationships with health plan partners change; health plan partners may reduce the commissions paid to us and change their underwriting practices in ways that reduce the number of, or impact the renewal or approval rates of, insurance policies sold through our platform; we currently depend on a small group of health plan partners for a substantial portion of our revenue and losing our relationships with any of these health plan partners may disproportionately impact our financial position and performance; changes and developments in the health insurance system and laws and regulations governing the health insurance markets in the United States could materially adversely affect our business, operating results, financial condition and qualified prospects; we rely on certain services from the Centers for Medicare & Medicaid Services, and a federal government shutdown that impedes our ability to use these services may materially impact our business; information technology system failures could interrupt our operations; volatility in general economic conditions, including inflation, interest rates, and commodity prices and exchange rates may impact our financial position and performance; we may lose key employees or fail to attract qualified employees; our failure to grow our customer base or retain our existing customers; we may not realize the benefits we expect from our strategic cash flow optimization and other cash management initiatives; our ability to sell Medicare-related health insurance plans is largely dependent on our licensed health insurance agents; operating and growing our business may require additional capital; and the Founders and Centerbridge have significant influence over us, including control over decisions that require the approval of stockholders.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release, as well as the cautionary statements and other risk factors set forth in the Company’s 2022 Annual Report on Form 10-K, Quarterly Report on Form 10-Q for the first quarter ended March 31, 2023, Quarterly Report on Form 10-Q for the second quarter ended June 30, 2023, Quarterly Report on Form 10-Q for the third quarter ended September 30, 2023, the forthcoming 2023 Annual Report on Form 10-K and other SEC filings. If one or more events related to these or other risks or uncertainties materialize, or our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Use of Non-GAAP Financial Measures and Key Performance Indicators
In this press release, we use supplemental measures of our performance that are derived from our consolidated financial information, but which are not presented in our Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures include net income (loss) before interest expense, income tax (benefit) expense and depreciation and amortization expense, or EBITDA; Adjusted EBITDA; Adjusted EBITDA margin; Sales per Submission; Cost per Submission and Adjusted Gross Margin per Submission. Adjusted EBITDA is the primary financial performance measure used by management to evaluate the business and monitor its results of operations. Sales per Submission, Cost per Submission and Adjusted Gross Margin per Submission are key operating metrics used by management to understand the Company’s underlying financial performance and trends.

Additional non-GAAP financial measures, including net revenue excluding the Lookback Adjustments, Adjusted EBITDA excluding the Lookback Adjustments, net revenue excluding both the Non-Encompass BPO Services revenue and the Lookback Adjustments and Adjusted EBITDA excluding both the Non-Encompass BPO Services gross margin and the Lookback

Adjustments, are also discussed in this press release. The Lookback Adjustments are revenue adjustments that represent changes in estimates relating to performance obligations satisfied in prior periods and relate to the fiscal years 2021 and prior.

Adjusted EBITDA represents, as applicable for the period, EBITDA as further adjusted for certain items summarized below in this press release. Adjusted EBITDA margin represents Adjusted EBITDA divided by net revenues. Sales per Submission represents Medicare Revenue per Submission as further adjusted for certain items summarized below in this press release. Cost per Submission represents Operating Expense per Submission as further adjusted for certain items summarized below in this press release. Adjusted Gross Margin represents Sales per Submission less Cost per Submission.

We use non-GAAP financial measures to supplement financial information presented on a GAAP basis. We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. Adjusted EBITDA is used as a basis for certain compensation programs sponsored by the Company. There are limitations to the use of the non-GAAP financial measures presented in this press release. For example, our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for the most directly comparable measures prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of each of EBITDA, Adjusted EBITDA, net revenue excluding the Lookback Adjustments, Adjusted EBITDA excluding the Lookback Adjustments, net revenue excluding both the Non-Encompass BPO Services revenue and the Lookback Adjustments, Adjusted EBITDA excluding both the Non-Encompass BPO Services gross margin and the Lookback Adjustments, Sales per Submission, Cost per Submission and Adjusted Gross Margin per Submission to its most directly comparable GAAP financial measure, are presented in the tables below in this press release. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and include other expenses, costs and non-recurring items.

The Company is unable to provide a full reconciliation of guidance for Adjusted EBITDA without unreasonable effort because it is not possible to predict certain adjustment items with a reasonable degree of certainty since they are not yet known or quantifiable, and do not relate to the Company’s routine activities. This information is dependent upon future events, which may be outside of the Company’s control and could have a significant impact on its GAAP financial results for fiscal year 2023.
Glossary
•“Adjusted EBITDA” represents, as applicable for the period, EBITDA as further adjusted for certain items summarized below in this press release.

•“Adjusted EBITDA Margin” refers to Adjusted EBITDA divided by net revenues.

•“Adjusted Gross Margin per Submission” refers to Sales per Submission less Cost per Submission.

•“Cash Adjusted EBITDA” refers to Adjusted EBITDA plus a decrease or less an increase in the year over year change in our net contract asset.

•“Cost of Submission” refers to the aggregate cost to convert prospects into Submissions during a particular period. Cost of Submission is comprised of revenue share, marketing and advertising expenses and customer care and enrollment expenses, excluding share-based compensation expense, the impact of revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods and such expenses related to Non-Encompass BPO Services.

•“Cost per Submission” refers to (x) the aggregate cost to convert prospects into Submissions for a particular period (comprised of revenue share, marketing and advertising expenses, and customer care and enrollment expenses, excluding share-based compensation expense and such expenses related to Non-Encompass BPO Services) divided by (y) number of Submissions.

•“EBITDA” represents net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense.

•“Gross margin” refers to net revenue divided by revenue share, marketing and advertising expenses and customer care and enrollment expenses.

•“Lookback Adjustment” refers to negative revenue adjustments that represent changes in estimates relating to performance obligations satisfied in prior periods

•“LTV” refers to the Lifetime Value of Commissions, which we define as aggregate commissions estimated to be collected over the estimated life of all commissionable Submissions for the relevant period based on multiple factors, including but not limited to, contracted commission rates, health plan partner mix and expected policy persistency with applied constraints.

•“Non-Encompass BPO Services” refer to programs in which GoHealth-employed agents are dedicated to certain health plan partners and agencies we partner with outside of the Encompass operating model.

•“Sales per Submission” refers to (x) the sum of (i) aggregate commissions estimated to be collected over the estimated life of all commissionable Submissions for the relevant period based on multiple factors, including but not limited to, contracted commission rates, health plan partner mix and expected policy persistency with applied constraints, excluding revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods, (ii) non-agency revenue, and (iii) partner marketing and other revenue, divided by (y) the number of Submissions for such period.

•“Sales/Cost of Submission” refers to (x) the sum of (i) aggregate commissions estimated to be collected over the estimated life of all commissionable Submissions for the relevant period based on multiple factors, including but not limited to, contracted commission rates, health plan partner mix and expected policy persistency with applied constraints, excluding revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods, (ii) non-agency revenue and (iii) partner marketing and other revenue, divided by (y) the aggregate cost to convert prospects into Submissions (comprised of revenue share, marketing and advertising expenses, and customer care and enrollment expenses, excluding share-based compensation expense) for such period. Sales/Cost of Submission exclude amounts related to Non-Encompass BPO Services.

•“Submission” refers to either (i) a completed application with our licensed agent that is submitted to the health plan partner and subsequently approved by the health plan partner during the indicated period, excluding applications through our Non-Encompass BPO Services or (ii) a transfer by our agent to the health plan partner through the Encompass operating model during the indicated period.

The following tables set forth the components of our results of operations for the periods indicated (unaudited):

	Three months ended Dec. 31,
(in thousands, except percentages and per share amounts)	2023		2022
	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	276,697	100.0%	69,376	100.0%	207,321	298.8%
Operating expenses:
Revenue share	41,085	14.8%	20,629	29.7%	20,456	99.2%
Marketing and advertising expense	80,614	29.1%	56,151	80.9%	24,463	43.6%
Customer care and enrollment	75,199	27.2%	64,752	93.3%	10,447	16.1%
Technology expense	11,596	4.2%	11,525	16.6%	71	0.6%
General and administrative	19,629	7.1%	25,671	37.0%	(6,042)	(23.5)%
Amortization of intangible assets	23,514	8.5%	23,514	33.9%	—	—%
Goodwill and intangible asset impairment charges	10,000	3.6%	—	—%	10,000	NM
Restructuring and other related charges	—	—%	312	0.4%	(312)	(100.0)%
Total operating expenses	261,637	94.6%	202,554	292.0%	59,083	29.2%
Income (loss) from operations	15,060	5.4%	(133,178)	(192.0)%	148,238	(111.3)%
Interest expense	17,751	6.4%	17,317	25.0%	434	2.5%
Other (income) expense, net	(776)	(0.3)%	(50)	(0.1)%	(726)	1,452.0%
Income (loss) before income taxes	(1,915)	(0.7)%	(150,445)	(216.9)%	148,530	(98.7)%
Income tax expense (benefit)	379	0.1%	292	0.4%	87	29.8%
Net income (loss)	$(2,294)	(0.8)%	$(150,737)	(217.3)%	$148,443	(98.5)%
Net income (loss) attributable to noncontrolling interests	(1,068)	(0.4)%	(89,338)	(128.8)%	88,270	(98.8)%
Net income (loss) attributable to GoHealth, Inc.	$(1,226)	(0.4)%	$(61,399)	(88.5)%	$60,173	(98.0)%
Net income (loss) per share:
Net income (loss) per share of common stock — basic and diluted	$(0.22)		$(7.00)
Weighted-average shares of Class A common stock outstanding —basic and diluted	9,582		8,895
Non-GAAP financial measures:
EBITDA	$42,684		$(106,550)
Adjusted EBITDA	$57,000		$(94,781)
Adjusted EBITDA margin	20.6%		(136.6)%

	Twelve months ended Dec. 31,
(in thousands, except percentages and per share amounts)	2023		2022
	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	734,671	100.0%	631,675	100.0%	102,996	16.3%
Operating expenses:
Revenue share	158,961	21.6%	187,670	29.7%	(28,709)	(15.3)%
Marketing and advertising expense	205,042	27.9%	207,559	32.9%	(2,517)	(1.2)%
Customer care and enrollment	209,234	28.5%	260,902	41.3%	(51,668)	(19.8)%
Technology expense	43,302	5.9%	46,094	7.3%	(2,792)	(6.1)%
General and administrative	93,069	12.7%	116,530	18.4%	(23,461)	(20.1)%
Amortization of intangible assets	94,057	12.8%	94,057	14.9%	—	—%
Operating lease impairment charges	2,687	0.4%	25,345	4.0%	(22,658)	(89.4)%
Goodwill and intangible asset impairment charges	10,000	1.4%	—	—%	10,000	NM
Restructuring and other related charges	—	—%	12,184	1.9%	(12,184)	NM
Total operating expenses	816,352	111.1%	950,341	150.4%	(133,989)	(14.1)%
Income (loss) from operations	(81,681)	(11.1)%	(318,666)	(50.4)%	236,985	(74.4)%
Interest expense	69,472	9.5%	57,069	9.0%	12,403	21.7%
Other (income) expense, net	(37)	—%	(115)	—%	78	(67.8)%
Income (loss) before income taxes	(151,116)	(20.6)%	(375,620)	(59.5)%	224,504	(59.8)%
Income tax expense (benefit)	154	—%	764	0.1%	(610)	(79.8)%
Net income (loss)	$(151,270)	(20.6)%	$(376,384)	(59.6)%	$225,114	(59.8)%
Net income (loss) attributable to noncontrolling interests	(88,013)	(12.0)%	(227,678)	(36.0)%	$139,665	(61.3)%
Net income (loss) attributable to GoHealth, Inc.	$(63,257)	(8.6)%	$(148,706)	(23.5)%	$85,449	(57.5)%
Net income (loss) per share:
Net income (loss) per share of common stock — basic and diluted	$(7.19)		$(17.72)
Weighted-average shares of Class A common stock outstanding — basic and diluted	9,292		8,445
Non-GAAP financial measures:
EBITDA	$24,104		$(211,549)
Adjusted EBITDA	$75,091		$(129,776)
Adjusted EBITDA margin	10.2%		(20.5)%
_________________________
NM = Not meaningful

The following table sets forth the reconciliations of GAAP net income (loss) to EBITDA and Adjusted EBITDA for the periods indicated (unaudited):

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
(in thousands)	2023	2022	2023	2022
Net revenues	$276,697	$69,376	$734,671	$631,675
Net income (loss)	(2,294)	(150,737)	(151,270)	(376,384)
Interest expense	17,751	17,317	69,472	57,069
Income tax expense (benefit)	379	292	154	764
Depreciation and amortization expense	26,848	26,578	105,748	107,002
EBITDA	42,684	(106,550)	24,104	(211,549)
Goodwill and intangible asset impairment charges (1)	10,000	—	10,000	—
Share-based compensation expense (benefit) (2)	3,405	6,256	19,564	32,124
Professional services (3)	335	773	1,548	4,752
Other (income) loss related to the adjustment of liabilities under the Tax Receivable Agreement (4)	428	550	428	550
Legal fees (5)	148	3,478	14,840	3,478
Operating lease impairment charges (6)	—	—	2,687	25,345
Severance costs (7)	—	400	1,920	3,340
Restructuring and other related charges (8)	—	312	—	12,184
Adjusted EBITDA	$57,000	$(94,781)	$75,091	$(129,776)
Adjusted EBITDA margin	20.6%	(136.6)%	10.2%	(20.5)%
_________________________
(1)Represents indefinite-lived intangible asset impairment charges for the twelve months ended December 31, 2023
(2)Represents non-cash share-based compensation expense (benefit) relating to equity awards as well as share-based compensation expense (benefit) relating to liability classified awards that will be settled in cash.
(3)Represents costs primarily associated with non-recurring consulting fees and other professional services.
(4)Represents expense related to the measurement of our Tax Receivable Agreement obligation.
(5)Represents non-routine legal fees, settlement accruals and other expenses unrelated to our corporate operations.
(6)Represents operating lease impairment charges, reducing the carrying value of the associated ROU assets and leasehold improvements to the estimated fair values.
(7)Represents costs associated with the termination of executive employment and associated fees unrelated to restructuring activities.
(8)Represents employee termination benefits and other associated costs related to restructuring activities.

The following table summarizes net revenues and Adjusted EBITDA excluding the Lookback Adjustments and Non-Encompass BPO Services for the periods indicated (unaudited):

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
(in thousands)	2023	2022	2023	2022
Net revenues	$276,697	$69,376	$734,671	$631,675
Lookback Adjustments reported during the indicated periods	—	266,383	—	275,709
Net revenue excluding Lookback Adjustments	276,697	335,759	734,671	907,384
Exit of non-Encompass BPO Services	(155)	(34,198)	(9,477)	(110,865)
Net revenues excluding Lookback Adjustments and non-Encompass BPO Services	276,542	301,561	725,194	796,519

Adjusted EBITDA	$57,000	$(94,781)	$75,091	$(129,776)
Lookback Adjustments reported during the indicated periods	—	186,617	—	192,693
Adjusted EBITDA excluding Lookback Adjustments	57,000	91,836	75,091	62,917
Exit of non-Encompass BPO Services	(147)	(6,980)	(2,665)	(20,476)
Adjusted EBITDA excluding Lookback Adjustments and non-Encompass BPO Services	$56,853	$84,856	$72,426	$42,441
Adjusted EBITDA margin excluding Lookback Adjustments and non-Encompass BPO Services	20.6%	28.1%	10.0%	5.3%

The following table sets forth the reconciliations of Adjusted EBITDA to Cash Adjusted EBITDA for the periods indicated (unaudited):

	Twelve months ended Dec. 31,
(in thousands)	2023	2022	2021
Adjusted EBITDA	$75,091	$(129,776)	$33,821
Beginning commissions receivable	1,031,433	1,262,507	810,398
Beginning commissions payable	(375,141)	(378,563)	(261,074)
Beginning net contract assets	656,292	883,944	549,324
Ending commissions receivable	911,697	1,031,433	1,262,507
Ending commissions payable	(321,987)	(375,141)	(378,563)
Ending net contract assets	589,710	656,292	883,944
(Increase)/decrease in contract asset	66,582	227,652	(334,620)
Cash Adjusted EBITDA	$141,673	$97,876	$(300,799)

The following table summarizes share-based compensation expense (benefit) by operating function for the periods indicated (unaudited):

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
(in thousands)	2023	2022	2023	2022
Marketing and advertising	(50)	490	$328	$1,653
Customer care and enrollment	460	484	2,307	2,218
Technology	635	471	3,000	2,924
General and administrative	2,360	4,811	13,929	25,329
Total share-based compensation expense (benefit)	$3,405	$6,256	$19,564	$32,124

The table below depicts the disaggregation of revenue and is consistent with how the Company evaluates its financial performance (unaudited):

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
(in thousands)	2023	2022	2023	2022
Medicare Revenue
Agency Revenue
Commission Revenue(1)	$94,405	$(66,294)	$355,918	$316,734
Partner Marketing and Other Revenue	16,093	37,852	87,712	112,983
Total Agency Revenue	110,498	(28,442)	443,630	429,717
Non-Agency Revenue	165,383	85,185	271,969	107,336
Total Medicare Revenue	275,881	56,743	715,599	537,053
Other Revenue
Non-Encompass BPO Services Revenue	—	11,870	9,322	87,383
Other Revenue	816	763	9,750	7,239
Total Other Revenue	816	12,633	19,072	94,622
Total Net Revenue	$276,697	$69,376	$734,671	$631,675
(1)Commission revenue excludes commissions generated through the Company’s Non-Encompass BPO Services as well as from the sale of individual and family plan insurance products.

The following table sets forth our balance sheets for the periods indicated (unaudited):

	Dec. 31,
(in thousands, except per share amounts)	2023	2022
Assets
Current assets:
Cash and cash equivalents	$90,809	$16,464
Accounts receivable, net of allowance for doubtful accounts of $27 in 2023 and $89 in 2022	250	4,703
Commissions receivable - current	336,215	335,796
Prepaid expense and other current assets	49,166	57,593
Total current assets	476,440	414,556
Commissions receivable - non-current	575,482	695,637
Operating lease ROU asset	21,995	21,483
Other long-term assets	2,256	1,721
Property, equipment, and capitalized software, net	26,843	25,282
Intangible assets, net	396,554	500,611
Total assets	$1,499,570	$1,659,290
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$17,705	$15,148
Accrued liabilities	86,254	53,334
Commissions payable - current	118,732	122,023
Short-term operating lease liability	5,797	8,974
Deferred revenue	52,403	50,594
Current portion of long-term debt	75,000	5,270
Other current liabilities	14,122	10,112
Total current liabilities	370,013	265,455
Non-current liabilities:
Commissions payable - non-current	203,255	253,118
Long-term operating lease liability	39,547	38,367
Long-term debt, net of current portion	422,705	504,810
Other non-current liabilities	9,095	5,839
Total non-current liabilities	674,602	802,134
Commitments and Contingencies
Series A redeemable convertible preferred stock — $0.0001 par value; 50 shares authorized; 50 shares issued and outstanding as of both December 31, 2023 and December 31, 2022. Liquidation preference of $50.9 million as of both December 31, 2023 and December 31, 2022.	49,302	49,302
Stockholders’ equity:
Class A common stock – $0.0001 par value; 1,100,000 shares authorized; 9,823 and 8,963 shares issued; 9,651 and 8,950 shares outstanding as of December 31, 2023 and December 31, 2022, respectively.	1	1
Class B common stock – $0.0001 par value; 616,018 shares authorized; 12,814 and 13,054 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively.	1	1
Preferred stock – $0.0001 par value; 20,000 shares authorized (including 50 shares of Series A redeemable convertible preferred stock authorized and 200 shares of Series A-1 convertible preferred stock authorized); 50 shares issued and outstanding as of both December 31, 2023 and December 31, 2022.	—	—
Series A-1 convertible preferred stock— $0.0001 par value; 200 shares authorized; no shares issued and outstanding as of both December 31, 2023 and December 31, 2022.	—	—
Treasury stock – at cost; 173 and 13 shares of Class A common stock as of December 31, 2023 and December 31, 2022, respectively.	(2,640)	(345)
Additional paid-in capital	654,059	626,269
Accumulated other comprehensive income (loss)	(127)	(144)
Accumulated deficit	(420,280)	(357,023)
Total stockholders’ equity attributable to GoHealth, Inc.	231,014	268,759
Non-controlling interests	174,639	273,640
Total stockholders’ equity	405,653	542,399
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$1,499,570	$1,659,290

The following table sets forth our statements of cash flows for the periods indicated (unaudited):

	Twelve months ended Dec. 31,
(in thousands)	2023	2022
Operating Activities
Net income (loss)	$(151,270)	$(376,384)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Share-based compensation	19,549	27,142
Depreciation and amortization	11,691	12,945
Amortization of intangible assets	94,057	94,057
Amortization of debt discount and issuance costs	3,196	2,896
Operating lease impairment charges	2,687	25,345
Goodwill and intangible asset impairment charges	10,000	—
Non-cash restructuring charges	—	976
Non-cash lease expense	4,016	4,017
Other non-cash items, net	(902)	(250)
Changes in assets and liabilities:
Accounts receivable	5,386	12,574
Commissions receivable	119,706	231,274
Prepaid expenses and other assets	7,512	2,140
Accounts payable	2,556	(24,795)
Accrued liabilities	32,920	546
Deferred revenue	1,809	50,058
Commissions payable	(53,154)	(3,423)
Operating lease liabilities	(8,731)	(6,597)
Other liabilities	8,113	8,383
Net cash provided by (used in) operating activities	109,141	60,904
Investing Activities
Purchases of property, equipment and capitalized software	(13,732)	(13,512)
Net cash used in investing activities	(13,732)	(13,512)
Financing Activities
Repayment of borrowings	(15,336)	(160,270)
Proceeds from stock option exercises	91	5
Proceeds from sale of Series A redeemable convertible preferred stock	—	50,000
Issuance cost payments from issuance of Series A redeemable convertible preferred stock	—	(1,641)
Payment of preferred stock dividends	(3,566)	—
Debt issuance cost payments	—	(2,697)
Repurchase of shares to satisfy employee tax withholding obligations	(2,295)	(345)
Principal payments under capital lease obligations	—	(103)
Net cash (used in) provided by financing activities	(21,106)	(115,051)
Effect of exchange rate changes on cash and cash equivalents	42	(238)
Increase (decrease) in cash and cash equivalents	74,345	(67,897)
Cash and cash equivalents at beginning of period	16,464	84,361
Cash and cash equivalents at end of period	$90,809	$16,464
Supplemental Disclosure of Cash Flow Information
Interest paid	55,345	56,920
Income taxes paid	548	486
Non-cash investing and financing activities:
Purchases of property, equipment and software included in accounts payable	$2	$123

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. Below are the most relevant business and operating metrics, for our single operating and reportable segment, except for EBITDA and Adjusted EBITDA.
The following tables set forth the reconciliations of Medicare Revenue per Submission, Operating Expense per Submission and Gross Margin per Submission to Sales per Submission, Cost Per Submission, and Adjusted Gross Margin per Submission for the periods indicated (unaudited):

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
(in thousands)	2023	2022	2023	2022
Sales per Submission
Medicare Revenue per Submission	$957	$175	$866	$623
Lookback Adjustments reported during the indicated periods[1]	—	753	—	292
Sales per Submission	$957	$928	$866	$915

Cost per Submission
Operating Expense per Submission	$907	$625	$988	$1,102
Indirect operating expenses[2]	(218)	(188)	(292)	(341)
Lookback Adjustments reported during the indicated periods[1]	—	188	—	73
Exit of Non-Encompass BPO Services	—	(27)	(10)	(82)
Share-based compensation expense (benefit)[3]	(1)	(2)	(3)	(5)
Cost per Submission	$688	$596	$683	$747

Gross Margin per Submission[4]	$50	$(450)	$(122)	$(479)
Adjusted Gross Margin per Submission[5]	$269	$332	$183	$168
(1)Excludes the impact of Lookback Adjustments on Non-Encompass BPO Services.
(2)Indirect operating expenses include technology, general and administrative, amortization of intangible assets, operating lease impairment charges and restructuring and other related charges.
(3)Share-based compensation expense included within marketing and advertising expenses and customer care and enrollment expenses.
(4)Medicare Revenue per Submission less Operating Expense per Submission.
(5)Sales per Submission less Cost per Submission.

The following table presents the number of Submissions for the periods presented (unaudited):

Submissions	Three months ended Dec. 31,
	2023	2022	Change	% Change
	288,127	324,133	(36,006)	(11.1)%

	Twelve months ended Dec. 31,
	2023	2022	Change	% Change
	826,159	862,656	(36,497)	(4.2)%

The following table presents the Sales per Submission (in thousands) for the period presented (unaudited):

Sales Per Submission	Three months ended Dec. 31,
	2023	2022	$ Change	% Change
	$957	$928	$29	3.2%

	Twelve months ended Dec. 31,
	2023	2022	$ Change	% Change
	$866	$915	$(49)	(5.3)%

The following are our Sales/Cost of Submission, Cost of Submission (in thousands) and Cost Per Submission for the three and twelve months ended December 31, 2023 and 2022 (unaudited):

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
	2023	2022	2023	2022
Sales/Cost of Submission	1.4	1.6	1.3	1.2
Cost of Submission	$197,940	$193,172	$563,552	$644,706
Cost per Submission	$688	$596	$683	$747